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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 6, 2002

                              HRPT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)

         MARYLAND                       1-9317                  04-6558834
(State or other jurisdiction         (Commission             (I.R.S. employer
     of incorporation)               file number)         identification number)

      400 CENTRE STREET, NEWTON, MASSACHUSETTS            02458
      (Address of principal executive offices)          (Zip code)

        Registrant's telephone number, including area code: 617-332-3990

                            CERTAIN IMPORTANT FACTORS

THIS CURRENT REPORT CONTAINS FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THESE FORWARD-LOOKING STATEMENTS INCLUDE REFERENCES TO POSSIBLE PROPERTY ACQUISITIONS, REPAYMENT OR REDEMPTION OF DEBT OR OTHER USES OF PROCEEDS FROM THE OFFERING BY THE COMPANY OF ITS 8 3/4 % SERIES B CUMULATIVE REDEEMABLE PREFERRED SHARES, AND ITS ABILITY TO PAY DISTRIBUTIONS. THESE FORWARD-LOOKING STATEMENTS ARE BASED UPON THE COMPANY'S BELIEFS AND EXPECTATIONS, BUT THEY ARE NOT GUARANTEED AND MAY NOT OCCUR. FOR EXAMPLE, THE COMPANY MAY OR MAY NOT REPAY DEBT OR PURCHASE PROPERTIES. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD-LOOKING STATEMENTS.

THE AMENDED AND RESTATED DECLARATION OF TRUST ESTABLISHING THE COMPANY, DATED JULY 1, 1994, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO, IS DULY FILED IN THE OFFICE OF THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HRPT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION OF TRUST, AS SO AMENDED, COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE COMPANY SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE COMPANY. ALL PERSONS DEALING WITH THE COMPANY, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE COMPANY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.



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ITEM 5. OTHER EVENTS

On September 6, 2002, the Company agreed to issue and sell 11,000,000 shares of a new series of preferred shares, 8 3/4% Series B Cumulative Redeemable Preferred Shares (the "Series B Preferred Shares"), in a public offering. The Company expects to issue and deliver the 11,000,000 Series B Preferred Shares on or about September 12, 2002. The price to the public will be $25 per share. The Company estimates that the net proceeds from this offering will be about $265.8 million. The Company presently intends to use some of the net proceeds from this offering to repay $122 million outstanding on its revolving bank credit facility and to redeem all of its outstanding 6.75% senior notes at par ($128.3 million) which it has called for redemption on or about October 7, 2002. The remainder will be used for general business purposes. The Company has also granted the underwriters an option to purchase an additional 1,650,000 Series B Preferred Shares to cover over-allotments. The following is a summary of some of the terms and conditions of the Series B Preferred Shares and does not purport to be complete. This summary is subject to, and is qualified by reference to all of the terms and conditions of the Series B Preferred Shares in the related Articles Supplementary and in the Company's Declaration of Trust. The form of Articles Supplementary are filed as an exhibit to this Report.

Holders of Series B Preferred Shares will be entitled to receive cumulative cash dividends at a rate of 8 3/4% per annum of the $25 per share liquidation preference (equivalent to $2.1875 per annum per share). Beginning in November 2002, distributions on the Series B Preferred Shares will be payable quarterly in arrears on the 15th day of each November, February, May, and August or, if not a business day, the next business day. Dividends on the Series B Preferred Shares will be cumulative from (but excluding) the date of original issuance, which is expected to be September 12, 2002. The Series B Preferred Shares rank senior to the Company's common shares with respect to the payment of dividends and on a parity with the Company's Series A preferred shares.

The Series B Preferred Shares do not have any maturity date, and the Company is not required to redeem the Series B Preferred Shares. The Company may not redeem the Series B Preferred Shares prior to September 12, 2007, except in limited circumstances relating to its continuing qualification as a REIT. On and after September 12, 2007, the Company may, at its option, redeem the Series B Preferred Shares, in whole or from time to time in part, by payment of $25 per share, plus accrued and unpaid distributions through and including the date of redemption.

If the Company is liquidated, dissolved or wound up, holders of the Series B Preferred Shares will have the right to receive $25 per share, plus accrued and unpaid distributions through the date of payment, before any payments are made to the holders of the Company's common shares and any other shares of beneficial interest ranking junior to the Series B Preferred Shares as to liquidation rights. The rights of the holders of the Series B Preferred Shares to receive their liquidation preference will be subject to the proportionate rights of each other series or class of the Company's shares ranked on a parity with the Series B Preferred Shares, including the Company's Series A preferred shares.

Holders of any series of the Company's preferred shares, including the Series B Preferred Shares generally have no voting rights. However, if the Company does not pay distributions on its preferred shares for six or more quarterly periods (whether or not consecutive), the holders of the Series B Preferred Shares, voting together with the holders of any other series of the Company's preferred shares which has similar voting rights, including its Series A preferred shares, will be entitled to vote for the election of two additional trustees to serve on its board of trustees until the Company pays all distributions which it owes on its preferred shares. In addition, the affirmative vote of the holders of at least two-thirds of the Series B Preferred Shares is required for the Company to authorize, create or increase capital shares ranking senior to the Series B Preferred Shares or to amend the Company's declaration of trust in a manner that materially and adversely affects the rights of the holders of the Series B Preferred Shares. The Series B Preferred Shares are not convertible into or exchangeable for any other securities or property.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

     1.1 Purchase Agreement, dated as of September 6, 2002 by and among HRPT Properties Trust and the several underwriters named therein relating to 11,000,000 8 3/4% Series B Cumulative Redeemable Preferred Shares.

     3.1 Form of Articles Supplementary relating to the 8 3/4% Series B Cumulative Redeemable Preferred Shares.

     4.1 Form of temporary 8 3/4% Series B Cumulative Redeemable Preferred Share Certificate.

     8.1 Opinion of Sullivan & Worcester LLP re: tax matters.

    12.1 Computation of Ratio of Earnings to Fixed Charges (incorporated by reference from the Company's Quarterly Report for the quarter ended June 30, 2002).

    12.2 Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Distributions (incorporated by reference from the Company's Quarterly Report for the quarter ended June 30, 2002).

    12.3 Computation of Pro Forma Ratio of Earnings to Fixed Charges (filed herewith).

    12.4 Computation of Pro Forma Ratios of Earnings to Combined Fixed Charges and Preferred Distributions (filed herewith).

    23.1 Consent of Sullivan & Worcester LLP (contained in Exhibit 8.1).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             HRPT PROPERTIES TRUST

                          BY: /S/ JOHN C. POPEO

                             John C. Popeo
                             Treasurer and Chief Financial Officer



Date: September 6, 2002